Exhibit 99.1

Energizer Holdings, Inc. 533 Maryville University Dr. St. Louis, MO 63141

FOR IMMEDIATE RELEASE	Company Contact

March 8, 2022	Jacqueline Burwitz Investor Relations 314-985-2169 JacquelineE.Burwitz@energizer.com

Energizer Holdings, Inc. Announces Completion of $300 Million Senior Notes Offering

ST. LOUIS, March 8, 2022 /PRNewswire/ -- Energizer Holdings, Inc. (NYSE: ENR) (the “Company”) today announced the successful completion of the previously announced $300 million offering of 6.500% senior notes due 2027 (the “Notes”). The Notes are guaranteed, jointly and severally, on an unsecured basis, by certain of the Company’s domestic restricted subsidiaries.

The Company will use the net proceeds from the sale of the Notes to (i) repay a portion of the indebtedness outstanding under its existing revolving credit facility and (ii) pay fees and expenses related to the offering.

The Notes and related guarantees were offered for sale to qualified institutional buyers in an offering of senior notes exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to non-U.S. persons outside the United States in compliance with Regulation S under the Securities Act.

The Notes and related guarantees have not been registered under the Securities Act, or any state securities laws, and unless so registered, may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. This press release does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering, solicitation or sale would be unlawful. This press release is being issued pursuant to and in accordance with Rule 135c under the Securities Act.

About Energizer Holdings, Inc.

Energizer Holdings, Inc. (NYSE: ENR), headquartered in St. Louis, Missouri, is one of the world’s largest manufacturers and distributors of primary batteries, portable lights, and auto care appearance, performance, refrigerant, and fragrance products. Our portfolio of globally recognized brands includes Energizer®, Armor All®, Eveready®, Rayovac®, STP®, Varta®, A/C Pro®, Refresh Your Car! ®, California Scents®, Driven®, Bahama & Co. ®, LEXOL®, Eagle One®, Nu Finish®, Scratch Doctor®, and Tuff Stuff®. As a global branded consumer products company, Energizer’s mission is to lead the charge to deliver value to our customers and consumers better than anyone else.

Forward-Looking Statements

This document contains both historical and forward looking statements. Forward looking statements are not based on historical facts but instead reflect our expectations, estimates or projections concerning future results or events, including, without limitation, the future sales, gross margins, costs, earnings, cash flows, tax rates and performance of the Company.  These statements generally can be identified by the use of forward-looking words or phrases such as “believe,” “expect,” “expectation,” “anticipate,” “may,” “could,” “intend,” “belief,” “estimate,” “plan,” “target,” “predict,” “likely,” “will,” “should,” “forecast,” “outlook,” or other similar words or phrases. These statements are not guarantees of performance and are inherently subject to known and unknown risks, uncertainties and assumptions that are difficult to predict and could cause our actual results to differ materially from those indicated by those statements. We cannot assure you that any of our expectations, estimates or projections will be achieved. The forward-looking statements included in this document are only made as of the date of this document and we disclaim any obligation to modify or revise any forward-looking statement to reflect subsequent events or circumstances. Numerous factors could cause our actual results and events to differ materially from those expressed or implied by forward-looking statements including, but not limited to:

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Global economic and financial market conditions, including the conditions resulting from the ongoing COVID-19 pandemic, and actions taken by our customers, suppliers, other business partners and governments in markets in which we compete might materially and negatively impact us;

•	Competition in our product categories might hinder our ability to execute our business strategy, achieve profitability, or maintain relationships with existing customers;

•	Changes in the retail environment and consumer preferences could adversely affect our business, financial condition and results of operations;

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We must successfully manage the demand, supply, and operational challenges brought about by the COVID-19 pandemic and any other disease outbreak, including epidemics, pandemics, or similar widespread public health concerns;

•	Loss or impairment of the reputation of our Company or our leading brands or failure of our marketing plans could have an adverse effect on our business;

•	Loss of any of our principal customers could significantly decrease our sales and profitability.

•	Our ability to meet our growth targets depends on successful product, marketing and operations innovation and successful responses to competitive innovation and changing consumer habits;

•	We are subject to risks related to our international operations, including currency fluctuations, which could adversely affect our results of operations;

•	If we fail to protect our intellectual property rights, competitors may manufacture and market similar products, which could adversely affect our market share and results of operations;

•	Our reliance on certain significant suppliers subjects us to numerous risks, including possible interruptions in supply, which could adversely affect our business;

•	Our business is vulnerable to the availability of raw materials, our ability to forecast customer demand and our ability to manage production capacity;

•	Changes in production costs, including raw material prices, freight and labor could erode our profit margins and negatively impact operating results, and reactions to our pricing actions;

•	The manufacturing facilities, supply channels or other business operations of the Company and our suppliers may be subject to disruption from events beyond our control;

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We may be unable to generate anticipated cost savings (including from our restructuring programs), successfully implement our strategies, or efficiently manage our supply chain and manufacturing processes, and our profitability and cash flow could suffer as a result;

•	Sales of certain of our products are seasonal and adverse weather conditions during our peak selling seasons for certain auto care products could have a material adverse effect;

•	A failure of a key information technology system could adversely impact our ability to conduct business;

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We rely significantly on information technology and any inadequacy, interruption, theft or loss of data, malicious attack, integration failure, failure to maintain the security, confidentiality or privacy of sensitive data residing on our systems or other security failure of that technology could harm our ability to effectively operate our business and damage the reputation of our brands;

•	We have significant debt obligations that could adversely affect our business and our ability to meet our obligations;

•	We may experience losses or be subject to increased funding and expenses related to our pension plans;

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The estimates and assumptions on which our financial projections are based may prove to be inaccurate, which may cause our actual results to materially differ from our projections, which may adversely affect our future profitability, cash flows and stock price;

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If we pursue strategic acquisitions, divestitures or joint ventures, we might experience operating difficulties, dilution, and other consequences that may harm our business, financial condition, and operating results, and we may not be able to successfully consummate favorable transactions or successfully integrate acquired businesses;

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The 2019 auto care and battery acquisitions may have liabilities that are not known to us and the acquisition agreements may not provide us with sufficient indemnification with respect to such liabilities;

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Our business involves the potential for claims of product liability, labeling claims, commercial claims and other legal claims against us, which could affect our results of operations and financial condition and result in product recalls or withdrawals;

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Our business is subject to increasing regulation in the U.S. and abroad, the uncertainty and cost of future compliance and consequence of non-compliance with which may have a material adverse effect on our business;

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Increased focus by governmental and non-governmental organizations, customers, consumers and shareholders on sustainability issues, including those related to climate change, may have an adverse effect on our business, financial condition and results of operations and damage our reputation;

•	We are subject to environmental laws and regulations that may expose us to significant liabilities and have a material adverse effect on our results of operations and financial condition;

•	Compliance with debt covenants and maintenance of credit ratings as well as the impact of interest and principal repayment of our existing and any future debt; and

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We cannot guarantee that any share repurchase program will be fully consummated or that any share repurchase program will enhance long-term stockholder value, and share repurchases could increase the volatility of the price of our stock and diminish our cash reserves.

In addition, other risks and uncertainties not presently known to us or that we consider immaterial could affect the accuracy of any such forward-looking statements. The list of factors above is illustrative, but by no means exhaustive. All forward-looking statements should be evaluated with the understanding of their inherent uncertainty. Additional risks and uncertainties include those detailed from time to time in our publicly filed documents, including those described under the heading "Risk Factors" in our Form 10-K filed with the Securities and Exchange Commission on November 16, 2021.

SOURCE Energizer Holdings, Inc.

For further information: Jacqueline Burwitz, Investor Relations, 314-985-2169, JacquelineE.Burwitz@energizer.com